Exhibit 3

Appendix 3Y
Change of Director’s Interest Notice

Rule 3.19A.2

Appendix 3Y

Change of Director’s Interest Notice

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX’s property and may be made public.

Introduced 30/9/2001.

Name of entity	Rinker Group Limited
ABN	53 003 433 118

We (the entity) give ASX the following information under listing rule 3.19A.2 and as agent for the director for the purposes of section 205G of the Corporations Act.

Name of Director	John Lindsay Arthur
Date of last notice	24 July 2006

Part 1 — Change of director’s relevant interests in securities
In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of “notifiable interest of a director” should be disclosed in this part.

Direct or indirect interest	Indirect
Nature of indirect interest (including registered holder) Note: Provide details of the circumstances giving rise to the relevant interest.	Mr Arthur’s interest in the shares is under the Rinker Group Ltd Employee Share Acquisition Plan (“ESAP”). The shares are held by the trustee of ESAP.
Date of change	22 August 2006
No. of securities held prior to change

15,663 held personally (direct interest)*; 2,000 held by Arthur Beneficiary Pty Ltd, a company owned and controlled by Mr Arthur (indirect interest)* 27,031held under ESAP (indirect interest)

*unchanged

Class	Ordinary
Number acquired	948
Number disposed	—
Value/Consideration Note: If consideration is non-cash, provide details and estimated valuation	$12,959.16

+ See chapter 19 for defined terms.

1

Appendix 3Y
Change of Director’s Interest Notice

No. of securities held after change	Held personally: 15,663* Held by Arthur Beneficiary Pty Ltd: 2,000* Held under ESAP: 27,979 *unchanged
Nature of change Example: on-market trade, off-market trade, exercise of options, issue of securities under dividend reinvestment plan, participation in buy-back	On market purchase by trustee under ESAP.

Part 2 — Change of director’s interests in contracts

Note: In the case of a company, interests which come within paragraph (ii) of the definition of “notifiable interest of a director” should be disclosed in this part.

Detail of contract	N/a
Nature of interest	—
Name of registered holder (if issued securities)	—
Date of change	—
No. and class of securities to which interest related prior to change Note: Details are only required for a contract in relation to which the interest has changed	—
Interest acquired	—
Interest disposed	—
Value/Consideration Note: If consideration is non-cash, provide details and an estimated valuation	—
Interest after change	—

+ See chapter 19 for defined terms.

2

Appendix 3Y

Change of Director’s Interest Notice

Rule 3.19A.2

Appendix 3Y

Change of Director’s Interest Notice

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX’s property and may be made public.

Introduced 30/9/2001.

Name of entity	Rinker Group Limited
ABN	53 003 433 118

We (the entity) give ASX the following information under listing rule 3.19A.2 and as agent for the director for the purposes of section 205G of the Corporations Act.

Name of Director	John Weir Ingram

Date of last notice	24 July 2006

Part 1 — Change of director’s relevant interests in securities
In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of “notifiable interest of a director” should be disclosed in this part.

Direct or indirect interest	Indirect

Nature of indirect interest	Mr Ingram’s interest in the shares is under the Rinker Group Ltd
(including registered holder)	Employee Share Acquisition Plan (“ESAP”). The shares are held by
Note: Provide details of the circumstances giving rise to the	the trustee of ESAP.
relevant interest.

Date of change	22 August 2006

No. of securities held prior to change	15,000 held personally (direct interest)* 4,051 held under ESAP (indirect interest)

*unchanged

Class	Ordinary

Number acquired	146

Number disposed	—

Value/Consideration	$1,995.82
Note: If consideration is non-cash, provide details and
estimated valuation

+ See chapter 19 for defined terms.

1

Appendix 3Y
Change of Director’s Interest Notice

No. of securities held after change	Held personally: 15,000*
Held under ESAP: 4,197

*unchanged

Nature of change	On market trade
Example: on-market trade, off-market trade, exercise of options, issue of securities under dividend reinvestment plan, participation in buy-back

Part 2 — Change of director’s interests in contracts

Note: In the case of a company, interests which come within paragraph (ii) of the definition of “notifiable interest of a director” should be disclosed in this part.

Detail of contract	N/a

Nature of interest	—

Name of registered holder (if issued	—
securities)

Date of change	—

No. and class of securities to which interest	—
related prior to change
Note: Details are only required for a contract in relation to which the interest has changed

Interest acquired

Interest disposed

Value/Consideration	—
Note: If consideration is non-cash, provide details and an
estimated valuation

Interest after change	—

+ See chapter 19 for defined terms.

2

Appendix 3Y
Change of Director’s Interest Notice

Rule 3.19A.2

Appendix 3Y

Change of Director’s Interest Notice

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX’s property and may be made public.

Introduced 30/9/2001.

Name of entity	Rinker Group Limited
ABN	53 003 433 118

We (the entity) give ASX the following information under listing rule 3.19A.2 and as agent for the director for the purposes of section 205G of the Corporations Act.

Name of Director	John Powell Morschel

Date of last notice	24 July 2006

Part 1 — Change of director’s relevant interests in securities
In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of “notifiable interest of a director” should be disclosed in this part.

Direct or indirect interest	Indirect

Nature of indirect interest (including registered holder) Note: Provide details of the circumstances giving rise to the relevant interest.	Mr Morschel’s interest in the shares is under the Rinker Group Ltd Employee Share Acquisition Plan (“ESAP”). The shares are held by the trustee of ESAP.

Date of change	22 August 2006

No. of securities held prior to change	39,640 held personally (direct interest)* 26,879 held under ESAP (indirect interest) *unchanged

Class	Ordinary

Number acquired	547

Number disposed	—

Value/Consideration	$7,477.49
Note: If consideration is non-cash, provide details and estimated valuation

+ See chapter 19 for defined terms.

1

Appendix 3Y
Change of Director’s Interest Notice

No. of securities held after change	Held personally: 39,640*
Held under ESAP: 27,426

*unchanged

Nature of change	On market purchase by trustee under ESAP
Example: on-market trade, off-market trade, exercise of options, issue of securities under dividend reinvestment plan, participation in buy-back

Part 2 — Change of director’s interests in contracts

Note: In the case of a company, interests which come within paragraph (ii) of the definition of “notifiable interest of a director” should be disclosed in this part.

Detail of contract	N/a

Nature of interest	—

Name of registered holder (if issued securities)	—

Date of change	—

No. and class of securities to which interest related prior to change Note: Details are only required for a contract in relation to which the interest has changed	—

Interest acquired

Interest disposed

Value/Consideration Note: If consideration is non-cash, provide details and an estimated valuation	—

Interest after change	—

+ See chapter 19 for defined terms.

2